EXHIBIT 10.28

                                TRUST AGREEMENT
                                   FOR THE
                          MORRISON HEALTH CARE, INC.
                          DEFERRED COMPENSATION PLAN


      THIS TRUST AGREEMENT is made this 2nd day of October, 1997, by and among MORRISON HEALTH CARE, INC., a corporation organized under the laws of the State of Georgia (the "Primary Sponsor"), each related corporation or business executing this Trust Agreement (the Primary Sponsor and each related corporation or business being sometimes hereinafter referred to as a "Plan Sponsor"); and MERRILL LYNCH TRUST COMPANY (FLORIDA) (the "Trustee").

                             W I T N E S S E T H:

      WHEREAS, the Primary Sponsor maintains the Morrison Health Care, Inc. Deferred Compensation Plan (the "Plan"), which was established by indenture dated March 7, 1996, to provide benefits in the form of deferred compensation to a select group of management or highly compensated employees of the Primary Sponsor or any of its related corporations or businesses; and

      WHEREAS, the Primary Sponsor, by agreement dated March 7, 1996 established an irrevocable grantor trust (the "Trust"), within the meaning of Section 671 of the Internal Revenue Code of 1986, as amended (the "Code") to assist it and any of its related corporations or businesses in meeting its obligations under the Plan; and

      WHEREAS, the Primary Sponsor desires to amend and restate the existing trust agreement originally executed by and between Morrison Health Care, Inc. and AmSouth Bank of Alabama, which agreement, as amended, contains the existing terms of the Trust (the "Prior Trust Agreement"); and

      WHEREAS, the Board of Directors of the Primary Sponsor has authorized the amendment and restatement of the Prior Trust Agreement as embodied herein (the "Trust Agreement");

      NOW, THEREFORE, the Primary Sponsor hereby restates the Trust, effective as of October 1, 1997, as follows:


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                                  SECTION 1.
                             GOVERNING INSTRUMENT

      The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other document shall affect such rights, duties, responsibilities, obligations and liabilities. In the event of a conflict between the terms and provisions of the Trust Agreement and those of the Plan, the terms and provisions of the Trust Agreement shall govern. However, nothing contained in the Trust Agreement is intended to diminish the amount of benefits required to be paid for the benefit of any participant under the terms of the Plan.

                                  SECTION 2.
                           ESTABLISHMENT OF THE FUND

      The Primary Sponsor has established a fund with the Trustee (the "Fund") to be held and administered in accordance with this Trust. The Fund shall consist of all assets as may be delivered by a Plan Sponsor to the Trustee and reasonably accepted by the Trustee, and shall also include all income accruing thereon, except as otherwise provided in this Trust Agreement. The Trustee shall not be obligated to receive any assets unless prior thereto the Trustee has agreed that such assets are reasonably acceptable to it and the Trustee has received such reconciliation, allocation, investment or other information concerning, or representations with respect to, such assets as the Trustee may reasonably require.

                                  SECTION 3.
                            INVESTMENT OF THE FUND

      (a) Subject to the provisions of Subsections (b) and (c) below and Section 4 hereof, the Trustees shall invest the principal and income of the Fund without distinction between principal and income in securities or in property, real or personal and wherever situated, as the Trustee shall deem advisable, in its sole discretion. Without limiting the foregoing, the Trustee may purchase, acquire, retain, sell, transfer, pledge or encumber common or preferred stocks, including stock of the Primary Sponsor or any affiliate, shares of mutual funds, including mutual funds for which the Trustee is an advisor, trust and participation certificates, bonds and mortgages, other evidences of indebtedness or ownership, annuity contracts and ordinary and term life insurance contracts of life insurance companies, savings accounts or plans, including savings accounts or plans established or to be established by the Trustee, and group trusts or collective investment funds including group trusts or collective investment funds operated by the Trustee.

      (b) The Fund shall be invested by the Trustee consistent with the overall investment objectives of the Trust as identified by the Primary Sponsor and communicated to the Trustee in writing from time to time and in the absence of such communication, consistent with the objective of preservation of capital (the "Investment Goals"). The Trustee shall incur no liability merely for a failure to achieve the Investment Goals for any period; provided that during any such period the Fund was invested in accordance with applicable fiduciary standards and with a view towards achieving the Investment Goals.


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      (c) The Primary Sponsor may appoint one or more  investment  managers (the
"Investment Managers") which shall be banks, investment advisers registered under the Investment Advisers Act of 1940, or insurance companies, to direct the Trustee as to the investment of all or a portion of the Fund for the exclusive benefit of the participants of the Plan and their beneficiaries. Notwithstanding the foregoing, the Primary Sponsor may appoint the Trustee (or any of its affiliates) as an Investment Manager, if the Trustee (or its affiliate) agrees to such appointment and is otherwise qualified to serve as an Investment Manager and in such instance, the Trustee (or its affiliate) shall have discretion over the investment of the Fund, subject to the provisions of Subsection (b) above.

      The Primary Sponsor shall notify the Trustee of the appointment of any Investment Manager (other than the Trustee) under this Subsection by delivering to the Trustee (i) an executed copy of an instrument under which the Investment Manager was appointed to act hereunder and setting forth the investment powers of the Investment Manager and (ii) a written instrument executed by the Investment Manager in which it acknowledges that it has agreed to act as such and accepts fiduciary status. Any notice of appointment pursuant to this Subsection shall constitute a representation and warranty by the Primary Sponsor that the Investment Manager is qualified under and has been appointed in accordance with the provisions hereof. Notwithstanding anything herein contained to the contrary, during the term of its appointment, the Investment Manager shall have the sole responsibility for the investment and reinvestment of the portion of the Fund for which it was appointed to act, and, subject to the limitations on the types of appropriate investments set forth in Subsection (b) hereof, shall have full power and responsibility in its discretion to direct the Trustee with respect to the exercise by it of its investment powers, including the voting of shares (except as otherwise provided by Section 13(d) hereof). Pending receipt of instructions from any Investment Manager with respect thereto and subject to any investment guidelines agreed to in writing from time to time pursuant to Subsection (b) hereof, any cash received by the Trustee from time to time shall be invested by the Trustee in a money market mutual fund designated by the Primary Sponsor or the Investment Manager.

      The Primary Sponsor may terminate its appointment of an Investment Manager at any time and shall in writing notify the Trustee of such termination, and may thereafter appoint a successor Investment Manager in the same manner as provided above in this Subsection. Any successor Investment Manager shall thereafter, until its appointment is terminated, be deemed to be an "Investment Manager" for all purposes of this Agreement. If there shall be more than one Investment Manager, the portion of the Fund to be invested by each Investment Manager shall be held in a separate account and the powers and authority of each Investment Manager shall be divided as set forth in the instruments appointing such Investment Managers.

      So long as an Investment Manager (other than the Trustee or one of its affiliates) is serving as such, the Trustee shall be under no duty or obligation to review the assets comprising any portion of the Fund managed by the Investment Manager, to make any recommendations with respect to the investment or reinvestment thereof, or to determine whether any direction received from any Investment Manager is proper or within the terms of this Trust Agreement or to monitor the activities of any Investment Manager.


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      (d) The Trustee shall have no liability or  responsibility  to the Primary
Sponsor or any persons claiming any interest in the Fund for acting without question on the direction of, or for failing to act in the absence of any
direction  from,  any  Investment  Manager,   unless  the  Trustee  participated
knowingly in, or knowingly undertook to conceal, an act or omission of any Investment Manager constituting a breach of its duties hereunder, knowing such act or omission was a breach of such duties; provided, however, that the Trustee shall not be deemed to have "participated" in a breach by any Investment Manager for the purposes of this undertaking solely as a result of the performance by the Trustee or its officers, employees or agents of any custodial, reporting, recording, and bookkeeping functions with respect to any assets of the Fund managed by any Investment Manager or solely as a result of settling purchase and sale transactions entered into or directed by any Investment Manager, or to have "knowledge" of any such breach solely as a result of the information received by the Trustee or its officers, employees or agents in the normal course in performing such functions or settling such transactions. If the Trustee has actual knowledge of a breach committed by any Investment Manager, it shall promptly notify the Primary Sponsor in writing thereof, and the Trustee, except as required by applicable law, shall thereafter have no responsibility to remedy such breach.

      (e) In accordance with Section 5 below, the Primary Sponsor may from time to time direct the Trustee in writing as to the specific investments of the Fund and the Trustee shall invest and reinvest the principal and income of the Fund in accordance with such directions. The Trustee shall have no liability or responsibility to the Primary Sponsor or any other person claiming an interest in the Fund for actions taken in accordance with such directions of the Primary Sponsor.

                                  SECTION 4.
                             POWERS OF THE TRUSTEE

      In the administration of the Trust, in addition to any powers or authority of the Trustee under this Trust or which the Trustee may have under applicable law, the Trustee is authorized and empowered to do the following, without advertisement, without order of court and without having to post bond or make any returns or report of its doings to any court:

      (a) To purchase or subscribe for any securities or property including, without limitation, securities of a Plan Sponsor and real property leased to or used by a Plan Sponsor;

      (b) To sell, exchange, convey, transfer, or otherwise dispose of any securities or property held by it, by private contract or at public auction, with or without advertising, and no person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any disposition;

      (c) Except as provided in Section 13(d) hereof, to vote any stocks, bonds or other securities, including securities of the Plan Sponsor; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose, consent to, or otherwise participate in corporate reorganizations or other changes affecting corporate securities, to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to securities or other property held as part of the Fund;

      (d) To register any investment in its own name or in the name of a nominee, and-to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the national securities markets, but the records of the Trustee shall at all times show that all the investments are part of the Trust;

      (e) To employ and act through suitable agents, accountants, appraisers, actuaries and attorneys (who may be counsel for the Trustee) and to pay their reasonable expenses and compensation, to consult with counsel (who, without limitation, may be counsel to the Trustee).and shall be protected to the extent the law permits in acting upon the advice of counsel in regard to legal questions, and the Trustee shall periodically review the performance of the persons to whom these duties have been delegated, but the Trustee shall not be liable for relying upon the advice and expertise of any such person to the extent permitted by law, provided the Trustee's decisions in selecting and retaining such person were prudently made;

      (f) To borrow or raise moneys for the purposes of the Trust in the amounts, and upon the terms and conditions, as the Trustee in its discretion may deem advisable; and for any sums borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all or any part of the Trust; and no person lending money to the Trustee shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of any borrowing;

      (g) To make, execute, acknowledge and deliver any documents of transfer and conveyance and any other instruments or agreements that may be necessary or appropriate to carry out the powers of the Trustee under the Trust or incidental thereto;

      (h) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, to commence or defend any suits or legal or administrative proceedings arising, necessary or appropriate in connection with the Trust, the administration and operation thereof or the powers or authority of the Trustee under the Trust, and to represent the Trust in all suits and legal and administrative proceedings;

      (i) To keep portions of the Trust in cash or cash balances as the Trustee may deem to be in the best interest of the Trust;

      (j) To register any investment in its own name or in the name of a nominee, and to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the national securities markets, but the records of the Trustee shall at all times show that all the investments are part of the Trust; and

      (k) Generally, to do all acts and to execute and deliver all instruments as in the judgment of the Trustee may be necessary or desirable to carry out any powers or authority of the

Trustee.

                                  SECTION 5.
                               INVESTMENT FUNDS

      (a) The assets of the Fund shall be invested in mutual funds selected, from time to time, by the Primary Sponsor and communicated in writing to the Trustee and in a fund investing primarily in securities of the Primary Sponsor as directed by the Primary Sponsor (each of which is sometimes hereinafter referred to as an "Investment Fund"), which Investment Funds shall have varying investment objectives, as the Primary Sponsor shall determine and communicate in writing to the Trustee. The Primary Sponsor by written direction to the Trustee may eliminate the availability of any Investment Fund; provided that on and after a Change of Control, no Investment Fund in place immediately prior to the Change of Control may be eliminated although the Primary Sponsor may designate additional Investment Funds.

      (b) Contributions shall be paid to the Trustee within a reasonable period of time after the date that salary deferrals under the Plan otherwise would have been paid to participants in an amount equal to said deferral amounts and any corresponding matching contributions under the Plan shall be paid to the Trustee at the same time.

      (c) The Trustee shall be responsible for assets actually received by it as Trustee and shall have no duty or authority to compute amounts to be contributed or to review the computation of amounts to be contributed pursuant to this Section.

                                  SECTION 6.
                             DUTIES OF THE TRUSTEE

      (a) Except for records dealing solely with the Trust and its investments and disbursements, which shall be maintained by the Trustee, the Primary Sponsor shall maintain all records contemplated by the Plan. The Trustee shall have no responsibility to determine whether the Fund is sufficient to meet liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the assets held in the Fund.

      (b) The Primary Sponsor shall furnish to the Trustee, in a form reasonably acceptable to the Trustee, all the information necessary to determine the benefits payable to or with respect to each participant in the Plan, including any benefits payable after a participant's death. The Primary Sponsor shall from time to time, and at least annually, and promptly upon the request of the Trustee furnish updated information to the Trustee. In the event the Primary Sponsor refuses or neglects to provide any updated information as contemplated herein, the Trustee shall rely upon the most recent information furnished to it by the Primary Sponsor; provided, however, that on or after a Change of Control, where the Trustee does not have updated information or in the event the Trustee is aware of a dispute between the Primary Sponsor and any participant or beneficiary as to the amount or timing of benefits payable to the participant or beneficiary, the Trustee shall rely upon a direction from the Designated Accounting Firm (as defined below) to resolve the dispute. For purposes of this Agreement, the term "Designated Accounting Firm" shall mean Ernst & Young

LLP or any other accounting firm subsequently communicated in writing to the Trustee; provided, however, that no subsequent designation of an accounting firm shall be given effect by the Trustee if the designation occurs after the effective date of a Change of Control. The Trustee has no responsibility to verify information provided to it by the Primary Sponsor or the Designated Accounting Firm.

      (c) When, in the opinion of the Primary Sponsor or Designated Accounting Firm, as applicable, a participant's benefits under the Plan have become payable, the Trustee shall be notified by the Primary Sponsor or the Designated Accounting Firm, as applicable. Such notice shall include the amount of such benefits, the terms of payment, the amount of any taxes required to be withheld from such amount, and the name, address and social security number of the recipient. Upon the receipt of a notification, the Trustee shall commence distributions from the Fund in accordance therewith to the person or persons so indicated and shall forward a check to the Primary Sponsor in the amount of the applicable withholdings.

      (d) The Primary Sponsor shall have full responsibility for the payment of all taxes of any nature levied, assessed or imposed upon the Fund, including the payment of all withholding taxes to the appropriate taxing authority and shall provide the Trustee with such information as necessary to allow it to furnish each participant or beneficiary with the appropriate tax information form evidencing such payment and the amount thereof.

      (e) Prior to a Change of Control, the Trustee shall have no responsibility for determining whether any participant or beneficiary has died or whether a participant's rights under the terms of the Plan have been forfeited and shall be entitled to rely upon information and direction received from the Primary Sponsor; provided, that on or after a Change of Control, in the event of a dispute or lack of information, the Trustee shall rely on directions received from the Designated Accounting Firm in accordance with Subsection (b) hereof.

      (f) Nothing provided in this Trust Agreement shall relieve the Primary Sponsor or any Plan Sponsor of its liabilities to pay the benefits provided under the Plan except to the extent such liabilities are met by application of Fund assets.

      (g) Arbitration is final and binding on the parties. The parties waive their right to seek remedies in court, including the right to jury trial. In that regard, the parties acknowledge the following: (i) pre-arbitration discovery is generally more limited than and different from court proceedings;
(ii) the arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or seek modification of rulings by the arbitrators is strictly limited; and (iii) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

      The Primary Sponsor agrees that all controversies which may arise between it and the Trustee (or any of its affiliates) with respect to obligations arising under the Trust Agreement, including, but not limited to, those involving any transactions, or the construction, performance, or breach of this Agreement shall be determined by arbitration. Any arbitration under this Agreement shall be conducted only before the New York Stock Exchange, Inc., the American Stock Exchange,

Inc., or arbitration facility provided by any other exchange of which any affiliate of the Trustee is a member, the National Association of Securities Dealers, Inc, or the Municipal Securities Rulemaking Board, and in accordance with the arbitration rules then in force. The Primary Sponsor may elect in the first instance whether arbitration shall be conducted before the New York Stock Exchange, Inc., the American Stock Exchange, Inc., other exchange of which any affiliate of the Trustee is a member, the National Association of Securities Dealers, Inc. or the Municipal Securities Rulemaking Board, but if the Primary Sponsor fails to make such election, by registered letter or telegram addressed to Merrill Lynch Trust Companies, Employee Benefit Trust Operations, P.O. Box 30532, New Brunswick, New Jersey 08989-0532, before the expiration of five days after receipt of a written request from the Trustee to make such election, then the Trustee may make such election. Judgment upon the award of arbitrators may be entered in any court, state or federal, having jurisdiction. No person shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action, who is a member of the putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; (ii) the class is decertified; or (iii) the customer is excluded from the class by the court. Such forebearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

                                  SECTION 7.
                          DISTRIBUTIONS FROM THE FUND

      (a) Consistent with the provisions of Section 9 hereof, the Trustee is authorized to pay from the Fund reasonable expenses of the Trustee, including fees of accountants and legal counsel to the Trust, and the Trustee's compensation.

      (b) The Trustee shall make any distribution required pursuant to this Trust Agreement by mailing its check or other evidence of payment (less applicable withholdings) to the person to whom such distribution or payment is to be made at such address as was last furnished to the Trustee or, if agreeable to the Trustee and the Primary Sponsor and the affected participant and so directed in a written notice to the Trustee by the Primary Sponsor or affected participants, by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer. The Trustee shall not be required to make any investigation to determine the whereabouts or mailing address of any person. If the person to receive a distribution can not be found, the Trustee shall hold payment or deposit same in a bank (including the Trustee, if a financial institution is serving as such) for the credit of that person without liability for interest thereon. If a check or other evidence of payment of the benefit hereunder has been mailed to the last address of the person furnished the Trustee and is returned unclaimed, the Trustee shall notify the Primary Sponsor and shall discontinue further payments to the payee until it receives instructions from the Primary Sponsor.

      (c) The Trustee shall not be bound by any instruction, direction or notice unless and until it has been received in writing by the Trustee and may rely upon any instruction, direction or notice of a continuing nature until the Trustee receives a writing which revokes that instruction, direction or notice. The Trustee may without liability assume that any such instruction, direction or notice is genuine unless it has actual knowledge or, after receiving notification of a problem, has reasonably determined that the instruction, direction or notice is not genuine.

      (d) The Trustee shall not be responsible for the application of any assets held as part of the Fund which have been distributed pursuant to the Plan and the Trust Agreement.

                                  SECTION 8.
                              CLAIMS OF CREDITORS

      (a) The Fund assets shall be treated as general assets of the Plan Sponsor and shall remain subject to claims of the general creditors of the Plan Sponsor under applicable state and federal law. Nothing in the Trust Agreement shall affect the rights of any participant as general creditor of the Plan Sponsor. No participant shall have a preferred claim on or any beneficial ownership in the Fund prior to the time for distribution to the participant under the terms of a Plan or the terms of this Trust Agreement. In the event that the Plan Sponsor becomes insolvent as described in Subsection (c) below, each participant shall be deemed to waive any priority the participant may have under law as an employee with respect to any claim against the Plan Sponsor and the Trust beyond the rights the participant would have as a general creditor of the Plan Sponsor.

      (b) Except as otherwise provided by Subsection (c) below, no benefit which shall be payable under the Trust to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of the same shall be void. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for or against any person, except to the extent provided by Subsection C below and as may otherwise be required by law.

      (c) The board of directors of a Plan Sponsor shall immediately notify the Trustee in writing of the insolvency of the Plan Sponsor. For purposes of this Subsection (c), the term "insolvency" shall mean the inability of the Plan Sponsor to pay its debts as they become due in the usual course of its business or that the liabilities of the Plan Sponsor are in excess of its assets or the Plan Sponsor becomes subject to a proceeding as a debtor under the United States Bankruptcy Code. Upon receipt of the written notice, the Trustee shall suspend all further payments to participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the creditors of the Plan Sponsor in the manner directed by a court of competent jurisdiction. If the Trustee should receive any written allegation of the insolvency of the Plan Sponsor, the Trustee shall suspend payments to participants and hold the assets of the Trust for the benefit of the creditors of the Plan Sponsor and, within a period of sixty (60) days after the receipt of the written allegation, determine whether the Plan Sponsor is insolvent. If the Trustee determines that the Plan Sponsor is solvent, it shall immediately resume payments to the participants or their beneficiaries. In the event that the Trustee has actual knowledge of the insolvency of the Plan Sponsor, the Trustee shall hold the assets of the Trust for the benefit of the creditors of the Plan Sponsor in the manner directed by a court of competent jurisdiction. Unless the Trustee (i) has been notified in writing by the board of directors of a Plan Sponsor of the insolvency of a Plan Sponsor, (ii) has received any written allegation of the insolvency of a Plan Sponsor or (iii) has actual knowledge of the insolvency of a Plan Sponsor, the Trustee shall have no duty to inquire whether a Plan Sponsor is insolvent.

                                  SECTION 9.
                               FEES AND EXPENSES

      The compensation and expenses of the Trustee shall be paid from the assets of the Fund. Expenses of the Trustee shall include the reasonable expenses and compensation of third parties employed by the Trustee pursuant to Section 4(f) hereof. However, the expenses and compensation of the Designated Accounting Firm shall not be payable from the Fund.

                                  SECTION 10.
                                   ACCOUNTS

      (a) The Trustee shall keep such records as the Trustee considers necessary for the management of the Trust. The Trustee's books and records of the Fund shall be open to inspection by the Primary Sponsor and Designated Accounting Firm during regular business hours of the Trustee.

      (b) The Plan Sponsors shall maintain or cause to be maintained accounting records for the Plan sufficient to allow the determination of the portion of the Fund which is allocable to each of the Plan Sponsors. Irrespective of the commingling of assets of the Plan for investment in the Fund, no portion of the Fund which is allocable to any one of the Plan Sponsors shall be used to pay benefits or discharge liabilities or obligations specifically allocable or attributable, respectively, to any other Plan or any other Plan Sponsor.

      (c) Within ninety (90) days after the close of each calendar year, the date of the removal or resignation of the Trustee, or the termination of the Trust, the Trustee shall render to the Primary Sponsor a written account and report of its management of the Fund covering the period (or relevant portion thereof if the written account and report becomes due on account of the removal or resignation of the Trustee) since the previous such written account and report. The written approval of that accounting and report by the Primary
Sponsor or the failure of the Primary Sponsor to notify the Trustee of its disapproval of such accounting within ten (10) months after the end of the relevant period shall be final and binding as to the Trustee's administration of the Trust for the period upon the Primary Sponsor and all persons who have or may thereafter have an interest in the Fund. The Trustee may satisfy its obligation under this Subsection (c) by rendering to the Primary Sponsor monthly statements setting forth the information required by this Subsection separately for the month covered by the statement.

                                  SECTION 11.
                      RESIGNATION, REMOVAL AND SUCCESSION

      (a) The Trustee may resign at any time upon giving sixty (60) days' prior written notice to the Primary Sponsor.

      (b) The Trustee may be removed by the Primary Sponsor at any time upon giving sixty (60) days' prior written notice to the Trustee; provided, however, that in the event of a Change of Control, the Trustee may thereafter be removed only after securing the written consent of a majority of the participants of the Plan and the designated beneficiaries of deceased participants.

      (c) Upon the removal or resignation of the Trustee, any successor appointed shall have the same powers and duties as those conferred upon the Trustee under this Trust. Prior to a Change of Control, the appointment of any successor Trustee shall be in the sole discretion of the Primary Sponsor. On or after a Change of Control, any successor Trustee shall be a bank or trust company having assets under management (including assets under management by affiliates) of not less than $1,000,000,000. Upon receipt by the Trustee of a written acceptance of the appointment by the successor Trustee, the Trustee shall transfer to the successor Trustee the assets constituting the Trust; provided, however, the Trustee shall not be required to pay over assets to a successor Trustee unless the Trustee shall be discharged from all liability for any taxes which may be due and owing by the Trust, or unless the successor Trustee, who must be acceptable to the Trustee, indemnifies the Trustee and the Trustee in its sole discretion agrees to accept indemnification. In the event that within ninety (90) days after the removal or resignation of the Trustee the Primary Sponsor shall have failed to appoint a successor Trustee or the Trustee shall not have received a written acceptance from a successor Trustee, then the Trustee may file an appropriate action in a court of competent jurisdiction and transfer to the custody of the court the assets then held by the Trustee constituting the Trust. Upon transfer to a successor Trustee or to the court, as the case may be, the Trustee shall be relieved of all further responsibilities and liabilities in connection with the Trust. The Trustee is authorized, however, to reserve therefrom any assets as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of the reserve remaining after the payment of the Trustee's fees and expenses shall be paid over to the successor Trustee or to the court.

                                  SECTION 12.
                           AMENDMENT AND TERMINATION

      (a) Prior to a Change of Control, the Trust Agreement may be amended any time and to any extent by a written instrument executed by the Primary Sponsor, provided, however, that no such amendment shall be effective to the extent that it purports to make the Trust revocable. On or after a Change of Control, this Trust Agreement may be amended any time and to any extent by a written instrument executed by the Primary Sponsor, provided, however, no such amendment shall diminish the authority of the Designated Accounting Firm, diminish the obligation of the Trustee to follow the directions of the Designated Accounting Firm or provide for the elimination of any Investment Fund. In addition, whether before or after a Change of Control, no such amendment shall have the effect of reducing benefits accrued by participants under the Plan, delaying the times at which distributions are made from the Fund to participants and their beneficiaries or allowing a Plan Sponsor or any other person to receive distributions of the assets of the Fund not then permitted under the terms of the Trust Agreement. No amendment that purports to increase the duties or responsibilities of the Trustee or to alter materially the manner in which the Trustee is to discharge any continuing duties or responsibilities shall be given effect without the consent of the Trustee and no other amendment shall be given effect without first providing notice of same to the Trustee. The Trustee and Primary Sponsor may amend the Trust Agreement in any manner not otherwise specifically precluded by this Subsection, including any amendment regarding the removal of an existing Trustee or the appointment of a successor Trustee.

      (b) Notwithstanding any other provisions of the Trust Agreement to the contrary, the Trust shall terminate and all Fund assets shall be distributed (i) on the complete distribution of the Fund in accordance with the terms and provisions of the Plan; (ii) upon the delivery to the Trustee of a writing terminating the Trust signed by the Primary Sponsor, all participants of the Plan and the designated beneficiaries of deceased participants; or (iii) in the event the Internal Revenue Service makes a final determination that the assets of the Fund constitute compensation currently taxable as income to participants. Any assets remaining in the Fund after satisfaction of all liabilities and expenses of the Plan shall be returned to the Plan Sponsors.

                                  SECTION 13.
                                 MISCELLANEOUS

      (a) The Trustee shall under no circumstances be required to recognize any conveyance, transfer, assignment, mortgage, pledge or encumbrance by any participant or any person entitled to receive benefits under the Plan, any part of it, or any interest in it, or to pay any money or thing of value to any creditor or assignee of any participant or person for any cause whatsoever; provided, however, this Subsection (a) does not affect the provisions of Section 8 of the Trust Agreement.

      (b) The Primary Sponsor hereby agrees to indemnify and hold harmless the Trustee from and against any and all losses, claims, damages, liabilities, costs and expenses, including but not limited to, liability for any judgments or settlements consented to in writing by the Trustee, as applicable, which consents will not be unreasonably withheld, and reasonable attorneys' fees arising out of or in connection with or as a direct or indirect result of its serving, respectively, as the trustee (including but not limited to the Trustee's acts or omissions with respect to (i) the voting of any share of stock held as part of the assets of the Trust; (ii) establishing or maintaining investment funds or effecting investments therein in accordance with the terms and provisions of the Trust; or (iii) the determinations by the Trustee of insolvency or of a Change of Control (including acts or omissions in accordance with the terms and provisions of the Trust following any determination of insolvency or a Change of Control); except those losses, claims, damages, liabilities, costs and expenses, if any, arising out of or in connection with or as a direct or indirect result of the Trustee's gross negligence or willful misconduct. The Trustee shall promptly notify the Primary Sponsor of any claim, action or proceeding for which it may seek indemnity. This indemnity is a continuing obligation and shall be binding on the Primary Sponsor and its successors, whether by merger or otherwise, and assigns. In addition, this indemnity shall survive the resignation or removal of the Trustee, the liquidation of the Trust, or both events. For purposes of this Subsection (b), all references to the Trustee shall be deemed to include a reference to all affiliates of the Trustee and any officer, director or employee of the Trustee or any of its affiliates.

      (c) As used in this Trust Agreement, the term "Change of Control" means any event that pursuant to the requirements of Article X of the Primary Sponsor's Certificate of Incorporation, as amended from time to time, requires the affirmative vote of the holders of not less than eighty percent (80%) of the Voting Stock (as defined therein); provided, however, that no event shall constitute a Change of Control if approved by the Board of Directors of the Primary Sponsor a majority of whom are "present directors" and "new directors." For purposes of the preceding sentence, "present directors" shall mean individuals who as of the date of this Trust Agreement were members of the Board of Directors of the Primary Sponsor and "new directors" shall mean any director whose election by the Board of Directors of the Primary Sponsor (in the event of vacancy) or whose nomination for election by the Primary Sponsor's stockholders was approved by a vote of at least three-fourths of the directors then still in office who are present directors and new directors; provided that any director elected to the Board of Directors of the Primary Sponsor solely to settle a threatened or actual proxy contest shall in no event be deemed to be a new director. The board of directors of the Primary Sponsor shall immediately notify the Trustee of the occurrence of a Change of Control. Upon receipt of such written notice or in the event the Trustee has actual knowledge that a Change of Control has occurred, the Trustee shall take no action nor facilitate the taking of any action contemplated by the Trust Agreement as being taken prior to a Change of Control if (i) an alternative procedure for taking such action is prescribed on or after a Change of Control, or (ii) any action of the type described is expressly limited to the period prior to a Change of Control. If the Trustee should receive any written allegation to the effect that a Change of Control has occurred, the Trustee shall take no action nor facilitate the taking of any action described: in the immediately preceding sentence until making an independent determination as to whether a Change of Control has occurred. The Trustee shall make this determination within a period of thirty (30) days after the receipt of the written allegation. Following the determination, the Trustee shall discharge its duties under the Trust Agreement in a manner consistent with that determination.

      (d) The authority and responsibility with regard to the voting of and control over any securities of a Plan Sponsor held in the Trust shall be exercised by the Trustee pursuant to directions in writing provided by the Primary Sponsor or Investment Manager. All other decisions affecting such securities, including, without limitation, decisions to oppose or consent to tender or exchange offers, shall be similarly directed by the Primary Sponsor or the Investment Manager. The Trustee shall take such steps as may be necessary or appropriate to carry out the directions of the Primary Sponsor or Investment Manager, as applicable, given pursuant to this Subsection.

      (e) Whenever the context requires, words of the masculine gender used herein shall include the feminine and the neuter, and the words used in the singular shall include the plural.

      (f) Each provision of the Trust Agreement is severable and if any provision is found to be void as against public policy it shall not affect the validity of any other provision hereof.

      (g) The Trust Agreement shall be binding upon the successors and assigns of each Plan Sponsor and the Trustee.

      (h) The provisions of the Trust shall be construed according to the laws of the State of Florida and, to the extent applicable, according to the laws of the United States.



                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.


                                PRIMARY SPONSOR:

                                    MORRISON HEALTH CARE, INC.

                            By: /s/ John E. Fountain
                                    ------------------------------------------
                                    Title:V.P.,  Secretary and General Counsel

ATTEST:

By:    /s/ Henry Page
      ---------------------
Title: Director of Finance

            [CORPORATE SEAL]


                                    TRUSTEE:

                                    MERRILL LYNCH COMPANY (FLORIDA)

                             By: /s/ Melanie Madeira
                                -------------------------------------
                                     Title: New Account Trust Officer

ATTEST:

By:   _____________________________

Title:_____________________________

            [SEAL]